SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 1996


                                BALL CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Indiana
           -----------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  1-7349                                   35-0160610
      --------------------------------       -----------------------------------
          (Commission File Number)            (IRS Employer Identification No.)



                345 South High Street, Muncie, Indiana 47305-2326
               (Address of principal executive office) (Zip Code)



Registrant's telephone number, including area code:  (317) 747-6100

                                Ball Corporation
                           Current Report on Form 8-K
                             Dated November 15, 1996



Item 5.  Other Events.

On November 4, 1996, Ball Corporation announced it had reached a definitive agreement with the Honickman Group of Philadelphia to acquire for approximately $30 million certain assets of Brunswick Corporation, a company which manufactures PET plastic bottles for use by Honickman's soft drink bottling companies. The agreement includes an arrangement for Ball to supply Honickman's requirements for PET plastic bottles. Ball will acquire the Brunswick plant in Virginia and build a new state-of-the-art plant in the greater Philadelphia area.

Item 7.  Financial Statements and Exhibits

The following is filed as an Exhibit to this Report.

Exhibit Number 99

Description

Ball Announces New PET Supply Agreement and Acquisition of Assets.

                                Ball Corporation
                           Current Report on Form 8-K
                             Dated November 15, 1996


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                BALL CORPORATION
                                  (Registrant)



Date:  November 15, 1996                      By:  /s/ A. R. Schlesinger
                                                   ---------------------
                                                   A. R. Schlesinger
                                                   Vice President and Controller

                                Ball Corporation
                           Current Report on Form 8-K
                             Dated November 15, 1996

                                  EXHIBIT INDEX


Exhibit           Description

 EX-99 Text of a press release disseminated by the registrant on November 4, 1996.